GLOBAL SPILL MANAGEMENT, INC.
                                37-61 39TH STREET
                           LONG ISLAND CITY, NY 11101


                                                          July 23, 1996



Sommer & Schneider LLP
600 Old Country Road, Suite 535
Garden City, NY  11530

Gentlemen:

     As compensation for legal consulting services rendered by you we confirm our agreement to issue to you an aggregate of 25,000 shares of Global Spill Management, Inc. (the "Company") common Stock, $.001 par value, as follows:

        Joel C. Schneider    12,500
        Herbert H. Sommer    12,500

These shares will be issued upon the effective date of a Form S-8 Registration Statement and the delivery of the documents to you which constitute the S-8 Prospectus, which the Company agrees to complete with your assistance by July 26, 1996, free and clear of any restrictions on sale by you. We also confirm that the board of directors of the Company have duly approved the issuance of shares to you. Please confirm that this correctly sets forth our understanding relating to the settlement of compensation due to you for these services by signing the extra copy of this letter and returning it to us.

                                         Global Spill Management, Inc.



                                         BY: KARL SCHWAB
                                             -------------------------------
                                             Karl Schwab
                                             President



Accepted:


HERBERT H. SOMMER                        JOEL C. SCHNEIDER
- ------------------------------------     -----------------------------------
Herbert H. Sommer                        Joel C. Schneider